BLACKROCK FUNDSSM

EQUITY PORTFOLIOS/INVESTOR, SERVICE AND INSTITUTIONAL CLASSES

SUPPLEMENT TO PROSPECTUSES DATED JANUARY 28, 2004

BLACKROCK INTERNATIONAL EQUITY PORTFOLIO

The Board of Trustees of BlackRock Funds has voted to close the International Equity Portfolio to new purchases and exchanges effective as of November 1, 2004 and to terminate and wind up the affairs of the fund on or about January 21, 2005.

Each Prospectus is amended to remove information relating to the sale of shares of the fund. Of course, you may still redeem shares of the fund as described in the Prospectuses at any time prior to the termination and winding up of the fund. The fund will waive any deferred sales charges or redemption fees applicable. If you are still a shareholder of the fund as of the termination date, BlackRock Funds will send you a check for the net asset value of your shares as determined on that date. For Federal income tax purposes, any redemption is a taxable event and a capital gain or loss may be realized.

This Supplement is dated October 19, 2004.